Supplement to Fidelity's International Bond Funds
February 28, 2001 Prospectus

Proposed Reorganization. The Board of Trustees of Fidelity® School Street Trust has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity International Bond Fund and Fidelity Strategic Income Fund.

The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Fidelity International Bond Fund solely in exchange for the number of shares of Fidelity Strategic Income Fund equal in value to the relative net asset value of the outstanding shares of Fidelity International Bond Fund. Following such exchange, Fidelity International Bond Fund will distribute the Fidelity Strategic Income Fund shares to its shareholders pro rata, in liquidation of Fidelity International Bond Fund as provided in the Agreement (the transaction contemplated by the Agreement referred to as the "Reorganization").

The Reorganization can be consummated only if, among other things, it is approved by a "majority of the outstanding voting securities" of Fidelity International Bond Fund, as that term is defined under the Investment Company Act of 1940. A Special Meeting (the "Meeting") of the Shareholders of Fidelity International Bond Fund will be held on December 19, 2001, and approval of the Agreement will be voted on at that time. In connection with the Meeting, Fidelity International Bond Fund will be filing with the Securities and Exchange Commission and delivering to its shareholders of record a Proxy Statement describing the Reorganization and a Prospectus for Fidelity Strategic Income Fund.

If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to become effective on or about January 17, 2002. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.

In the event Fidelity International Bond Fund's shareholders fail to approve the Agreement, Fidelity International Bond Fund will continue to engage in business as a registered investment company and the Board of Trustees will consider other proposals for the reorganization or liquidation of Fidelity International Bond Fund.

Effective the close of business on June 29, 2001, new positions in Fidelity International Bond Fund may no longer be opened pending the Reorganization. Shareholders of the fund on that date may continue to add to their fund positions existing on that date. Investors who did not own shares of the fund on June 29, 2001, generally will not be allowed to buy shares of the fund except that new fund positions may be opened by participants in most group employer retirement plans (and their successor plans) if the fund had been established as an investment option under the plans (or under another plan sponsored by the same employer) by June 29, 2001.

GLO/NMI-01-02 June 22, 2001
1.711501.107

The following information replaces the biographical information for John Carlson found in the "Fund Management" section beginning on page 26.

William Eigen is lead manager of International Bond, which he has managed since June 2001. He also manages other Fidelity funds. Since joining Fidelity in 1994, Mr. Eigen has worked as a director in the Fixed-Income and Asset Allocation Fund Analysis group and portfolio manager.

John Carlson is vice president and manager of New Markets Income, which he has managed since June 1995. He is also vice president of International Bond and manages the emerging markets investments of the fund. He also manages other Fidelity funds. Mr. Carlson joined Fidelity in 1995 as a portfolio manager.

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